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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549




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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


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        Date of report (Date of earliest event reported):  May 11, 2000


                               M.A. HANNA COMPANY
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               (Exact name of registrant as specified in charter)

          Delaware                        1-5222               34-0232435
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(State or other jurisdiction        (Commission File No.)      (IRS Employer
     of incorporation)                                      Identification No.)


      Suite 36-5000, 200 Public Square, Cleveland, Ohio         44114-2304
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      (Address of Principal Executive Offices)                  (Zip Code)

      Registrant's telephone number, including area code:  (216) 589-4000
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                                        N/A
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         (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  OTHER EVENTS

        On May 11, 2000, M.A. Hanna Company, a Delaware corporation, issued a press release announcing that M.A. Hanna and General Electric Company, a New York Corporation, had entered into an acquisition agreement pursuant to which GE will purchase from M.A. Hanna substantially all of the assets of M.A. Hanna's wholly-owned subsidiary, Cadillac Plastic Group, Inc., a Michigan corporation. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference in its entirety.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

                (c)  Exhibits.

                99.1 Press Release of M.A. Hanna Company, dated May 11, 2000, announcing the execution of the definitive acquisition agreement.

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                                  SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  M.A. HANNA COMPANY

                                                  By: /s/ John S. Pyke, Jr.
                                                   ------------------------
                                                    Name: John S. Pyke, Jr.
                                                   Title: Vice President,
                                                          General Counsel
                                                          and Secretary
Dated:  May 11, 2000
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                                 EXHIBIT INDEX



 Exhibit No.                            Description
 -----------                            -----------

    99.1 Press Release of M.A. Hanna Company, dated May 11, 2000, announcing the execution of the definitive acquisition agreement.